SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 22, 1996




                              SWVA BANCSHARES, INC.
                              ---------------------
             (Exact name of Registrant as specified in its Charter)



       Virginia                           0-24674              54-1721629
       --------                           -------              ----------
(State or other jurisdiction          (SEC File No.)          (IRS Employer
     of incorporation)                                        Identification
                                                                 Number)




302 Second Street, S.W., Roanoke, Virginia                        24011
------------------------------------------                        -----
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (540) 343-0135
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              SWVA BANCSHARES, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------



Exhibit 99.1 -- Press Release dated October 22, 1996.
------------


Exhibit 99.2 -- Press Release dated October 23, 1996.
------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SWVA BANCSHARES, INC.



Date October 23, 1996              By  /s/ B. L. Rakes
     ----------------                  ---------------
                                       B. L. Rakes
                                      (Duly authorized representative)